UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2015

DUNKIN’ BRANDS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35258	20-4145825
(Commission File Number)	(IRS Employer Identification Number)
130 Royall Street
Canton, Massachusetts 02021
(Address of registrant’s principal executive office)
(781) 737-3000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 22, 2015, Dunkin’ Brands Group, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 26, 2015. A copy of the press release is furnished as Exhibit 99.1 hereto and has been incorporated herein by reference.
The information contained in this Item, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.
Item 7.01 Regulation FD Disclosure.
On October 22, 2015, the Company also issued a press release announcing new or expanded roles for certain of its senior executives. Specifically, the Company announced that Bill Mitchell has been named President, Dunkin’ Brands International, Scott Murphy has been named Senior Vice President, Dunkin’ Donuts Operations U.S. and Canada, and Weldon Spangler has been promoted to Senior Vice President, Baskin-Robbins U.S. and Canada. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.
The information contained in this Item, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.
Item 8.01 Other Events.
On October 22, 2015, the Company also announced that its Board of Directors has declared a $0.265 per common share quarterly cash dividend. The dividend is payable on December 2, 2015 to shareholders of record as of the close of business on November 23, 2015. The declaration of any future dividends is subject to the Board’s discretion. The full text of the Company’s press release issued today regarding this dividend is attached hereto as Exhibit 99.3.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release of Dunkin’ Brands Group, Inc. dated October 22, 2015 regarding the release of quarterly financial results and other information.

99.2	Press Release of Dunkin' Brands Group, Inc. dated October 22, 2015 regarding new or expanded roles for certain senior executives.

99.3	Press Release of Dunkin’ Brands Group, Inc. dated October 22, 2015 announcing the declaration of a $0.265 quarterly cash dividend.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNKIN’ BRANDS GROUP, INC.

By:	/s/ Nigel Travis
Nigel Travis
Chairman and Chief Executive Officer
Date: October 22, 2015